EXHIBIT 10.15

    EXECUTION COPY

        AMENDMENT AND WAIVER No. 2 dated as of December 13, 1999 (this "Amendment and Waiver"), to the Credit Agreement dated as of June 30, 1998, as amended by Amendment No. 1, Waiver and Agreement dated as of January 29, 1999 (the "Credit Agreement"), among AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company (the "Borrower"), AMERICAN COMMERCIAL LINES HOLDINGS LLC, a Delaware limited liability company ("Holdings"), the LENDERS (as defined in the Credit Agreement), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent"), as security trustee (in such capacity, the "Security Trustee") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

    A.  Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

    B.  The Borrower has informed the Administrative Agent that it intends to enter into the Receivables Program (as defined herein) and has requested that the Required Lenders agree to amend the Credit Agreement as provided herein to permit the transactions contemplated thereby.

    C.  The Borrower and American Commercial Barge Line LLC ("ACBL") became parties to a leveraged lease transaction on June 30, 1998, through an assignment and assumption of a charter and loan agreement between National Marine Inc. ("NMI"), Wilmington Trust Company and ING Lease Structured Finance B.V. ("ING") for two towboats. ACBL chartered the vessels pursuant to a Bareboat Charter Party dated as of September 30, 1992, between Wilmington Trust Company, in its capacity as owner trustee under a Trust Agreement (the "Owner Trust") between it and KeyCorp Leasing Ltd. ("KeyCorp"), and ACBL (as successor to NMI). The leveraged lease transaction included a Loan Agreement dated as of September 30, 1992 (the "Loan Agreement"), among NMI, as Charterer (which Charter was later assigned to ACBL), Vectura Group, Inc., as Guarantor (which Guaranty was later assigned to the Borrower), Wilmington Trust Company, as Shipowner, KeyCorp, as Beneficiary, and ING, as Loan Participant (all as defined in the Loan Agreement). In order to take advantage of tax depreciation and a tax deduction, the Borrower purchased KeyCorp's beneficial interest in the Owner Trust for $4,100,000 and assumed the ING debt of approximately $5,700,000. The Borrower's purchase of the KeyCorp Owner Trust is a Permitted Investment. By virtue of these transactions, the Owner Trust may be classified as a Subsidiary under the Credit Agreement. The Borrower has requested that the Required Lenders agree to waive certain requirements of the Credit Agreement to the extent necessary to allow the Owner Trust to avoid becoming a party to the Security Documents and having its stock pledged to secure the Obligations.

    D.  The Required Lenders are willing to amend the Credit Agreement and grant the requested waiver pursuant to the terms and subject to the conditions set forth herein.

    E.  Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1.  Amendments to Credit Agreement.

    (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

       (i) The following definitions are hereby inserted in the appropriate alphabetical order therein:

        (A) "ACL Funding" shall mean American Commercial Lines Funding Corporation, a bankruptcy-remote corporation that is a wholly owned Subsidiary of the Borrower organized solely for the purpose of engaging in the Receivables Program;

        (B) "Program Receivables" shall mean all trade receivables and related contract rights originated and owned by the Borrower or any Subsidiary and sold pursuant to the Receivables Program;

        (C) "Receivables Program" shall mean, collectively, (a) the sale of, or transfer of interests in, Program Receivables to ACL Funding in exchange for cash consideration equal to the fair market value of such Program Receivables (i.e., a "true sale") and (b) the sale of, or transfer of interests in, such Program Receivables by ACL Funding to special purpose trusts or corporations which are not Affiliates of the Borrower; provided, that (i) the aggregate amount of the Receivables Program shall not exceed $60,000,000 at any time and (ii) all governing terms and conditions (including any terms or conditions providing for recourse to the Borrower or any of its Subsidiaries (other than ACL Funding)) of the Receivables Program shall be subject to the prior written approval of the Administrative Agent, which approval shall not be unreasonably withheld; and

        (D) "Receivables Program Documentation" shall mean all written agreements that may from time to time be entered into by the Borrower, any Subsidiary and/or ACL Funding in connection with the Receivables Program, as such agreements may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.

      (ii) The definition of the term "Asset Sale" is hereby amended by inserting prior to the period at the end of such definition the additional proviso "; and provided, further, that the sale of Program Receivables pursuant to the Receivables Program shall be deemed not to be an "Asset Sale" for purposes of this Agreement"; and

    (b) Section 2.13(b) of the Credit Agreement is hereby amended by inserting the following sentence at the end of such subsection:

  "Not later than the third Business Day following the completion of the initial sale of, or transfer of interests in, Program Receivables to ACL Funding pursuant to the Receivables Program, the Borrower shall apply 100% of the Net Cash Proceeds (up to an aggregate amount of Net Cash Proceeds not in excess of $60,000,000) received to prepay outstanding Term Loans in accordance with Section 2.13(g).".

    (c) Section 5.10 of the Credit Agreement is hereby amended by inserting the words "(other than ACL Funding)" following the first occurrence of the words "Domestic Subsidiary" in the second sentence thereof.

    (d) Section 6.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "(f) Indebtedness of the Borrower or any wholly owned Subsidiary (other than ACL Funding) to Holdings, or of ACL Funding to the Borrower or any wholly owned Subsidiary incurred pursuant to the Receivables Program; provided, however, that all such Indebtedness (A) is subordinated to the prior payment in full of the Obligations on terms satisfactory to the Administrative Agent, (B) any Indebtedness to Holdings is evidenced by an intercompany note pledged by Holdings to the Collateral Agent pursuant to the Pledge Agreement for the benefit of the Secured Parties and (C) any Indebtedness of ACL Funding incurred pursuant to this subsection (f) shall be permitted only for such limited period of time as is required to account for any sale of Program Receivables, which period of time shall not in any event exceed two Business Days;"

    (e) Section 6.02 of the Credit Agreement is hereby amended as follows:

       (i) by deleting the word "and" at the end of subsection (k);

      (ii) by replacing the period at the end of subsection (l) with the words "; and"; and

      (iii) by inserting the following new subsection (m):

        "(m)Liens on the property of ACL Funding incurred pursuant to the Receivables Program Documentation."

    (f)  Section 6.05(a) of the Credit Agreement is hereby amended as follows:

       (i) by inserting the words "(other than ACL Funding)" following the words "wholly owned Subsidiary" in clause (ii)(A) and the first occurrence of the words "wholly owned Subsidiary" in clause (ii)(B).

    (g) Section 6.06(b) of the Credit Agreement is hereby amended by inserting prior to the period at the end of such subsection the words ", or, in the case of ACL Funding, to encumbrances or restrictions existing pursuant to the Receivables Program Documentation".

    (h) Section 6.08 of the Credit Agreement is hereby amended as follows:

       (i) by inserting the words "or ACL Funding" after the word "Holdings" in subsection (a); and

      (ii) by inserting the following new subsection (c):

        "(c) In the case of ACL Funding, engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program Documentation and other incidental activities."

    (i)  Article VIII of the Credit Agreement is hereby amended by inserting the words "and the Program Receivables" after the word "Collateral" in the last sentence of the first paragraph of such Article VIII.

    SECTION 2.  Waiver.  The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 5.10 of the Credit Agreement to the extent (but only to the extent) that it requires the Owner Trust to become party to the Security Documents and to have its stock pledged to secure the Obligations.

    SECTION 3.  Representations and Warranties.

    Each of Holdings and the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment and Waiver, (a) the representations and warranties set forth in

Article III of the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and Waiver, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

    SECTION 4.  Amendment Fee.

    In consideration of the agreements of the Lenders contained herein, the Borrower agrees to pay to each Lender, through the Administrative Agent, an amendment fee (the "Amendment Fee") equal to 0.05% of the sum of (a) the outstanding Term Loans of such Lender and (b) the Revolving Credit Commitment (whether used or unused) of such Lender, provided that such Lender approves this Amendment and Waiver and returns an executed signature page no later than December 23, 1999. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

    SECTION 5.  Effectiveness.

    This Amendment and Waiver shall become effective as of the date set forth above on the date (the "Amendment and Waiver Effective Date") that (a) the Administrative Agent shall have received the Amendment Fee and (b) the Administrative Agent or its counsel shall have received counterparts of this Amendment and Waiver which, when taken together, bear the signatures of each of Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders.

    SECTION 6.  Effect of Amendment and Waiver.

    Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

    SECTION 7.  Counterparts.

    This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment and Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

    SECTION 8.  Applicable Law.

    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    SECTION 9.  Headings.

    The headings of this Amendment and Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN COMMERCIAL LINES LLC,
By

Name:
Title:
AMERICAN COMMERCIAL LINES HOLDINGS LLC,
By

Name:
Title:
THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Security Trustee,
By

Name:
Title:

    Each of the Subsidiary Guarantors hereby acknowledges receipt of and consents to this Amendment and Waiver:

ACL CAPITAL CORP.
AMERICAN COMMERCIAL BARGE LINE LLC
AMERICAN COMMERCIAL LINES INTERNATIONAL LLC
WATERWAY COMMUNICATIONS SYSTEM LLC
AMERICAN COMMERCIAL MARINE SERVICE LLC
JEFFBOAT LLC
AMERICAN COMMERCIAL TERMINALS LLC
AMERICAN COMMERCIAL TERMINALS-MEMPHIS LLC
LOUISIANA DOCK COMPANY LLC
HOUSTON FLEET LLC
LEMONT FLEETING & HARBOR SERVICE LLC
TIGER SHIPYARD LLC
WILKINSON POINT LLC
ORINOCO TASA LLC
ORINOCO TASV LLC
BREEN TAS LLC
BULLARD TAS LLC
SHELTON TAS LLC

by

Name: Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT AND WAIVER NO. 2
to AMERICAN COMMERCIAL
LINES CREDIT AGREEMENT

To approve Amendment and Waiver No. 2:

Name of Institution:

by

Name: Title: